AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF REORGANIZATION

AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF REORGANIZATION (this “Amendment”) made effective as of October 17, 2011 by and between AFH Holding and Advisory, LLC (“AFH”), Targeted Medical Pharma, Inc. (“Targeted”), William E. Shell, MD (“Shell”), the Estate of Elizabeth Charavustra (the “Estate”) and Kim Giffoni (“Giffoni”).

WITNESSETH:

WHEREAS, AFH Acquisition III, Inc. (“AFH III”), AFH, Targeted, TMP Merger Sub, Inc. (“TMP Sub”), AFH Merger Sub, Inc. (“AFH Merger Sub”), Shell, Elizabeth Charavustra and Giffoni entered into an Agreement and Plan of Reorganization, dated as of January 31, 2011 (hereinafter the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, AFH III, TMP Sub and AFH Merger Sub ceased to exist upon the consummation of the Merger.

NOW, THEREFORE, the parties hereto agree to amend the Merger Agreement as follows, effective as of the date hereof:

1.           All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

2.           Section 3.01(a) shall be amended to change the Make Good Period from the fiscal year ended December 31, 2011 to the twelve months following the consummation of the Follow-on Financing.

The parties hereby agree that except as specifically provided in and modified by this Amendment, the Merger Agreement is in all other respects hereby ratified and confirmed and references to the Merger Agreement shall be deemed to refer to the Merger Agreement as modified by this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first written above.

AFH HOLDING AND ADVISORY, LLC

By: Amir F. Heshmatpour
       Name: Amir F. Heshmatpour
       Title: Managing Partner

TARGETED MEDICAL PHARMA, INC.

By: William E. Shell, MD
       Name: William E. Shell, MD
       Title: Chief Executive Officer

William E. Shell, MD
William E. Shell, MD

The Estate of Elizabeth Charavustra

By: William E. Shell, MD
Name: William E. Shell, MD
Title: Executor

/s/ Kim Giffoni
Kim Giffoni